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                         UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           FORM 8-K
                        CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2001


                WEBQUEST INTERNATIONAL, INC.
  (Exact name of registrant as specified in its charter)

                           NEVADA
                (State or other jurisdiction
                      of incorporation)

        000-24355                          86-0894019
(Commission File Number)       (IRS Employer Identification No.)



  2248 Meridian Blvd., Suite A, Minden, NV         89423-8601
  (Address of principal executive offices)         (Zip Code)

                       (775) 782-0350
    Registrant's telephone number, including area code

                       Not Applicable
(Former name or former address, if changed since last report)

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ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

The following directors resigned on September 14, 2001: Nolan Bushnell and Frank Howard. The remaining director, Kirk Johnson, appointed the current Board of Directors and resigned later on September 14, 2001.

The following is a list of Company's current Board of Directors and Executive
Officers:

NAME                    AGE     TITLE
William Anthony         57      Director, President and COO
Robert Nikoley          62      Director, CFO and Secretary


William G. Anthony - President: Mr. Anthony has more than 20 years of s experience as a senior executive in technology-related organizations. Prior to joining WebQuest, Mr. Anthony served as President of American Career Centers, Inc., a public technology-based education company; President of InterWest Graphics, Inc., a provider of graphics services to major corporations; President and CEO of TimberWolf Multimedia, Inc., a sales force automation company; President and CEO of Wasatch Education Systems, Inc, a public educational software developer; and President and COO of Systems Associates, Inc., a public company that developed and marketed financial and clinical software for hospitals. Mr. Anthony obtained his undergraduate degree in Economics from the University of California at Los Angeles and a Masters of Science in Management Science from California State University at Northridge.

Robert Nikoley - Chief Financial Officer: Mr. Niloley has been CFO of WebQuest since June of 2001 and its controller since March of 2000. Prior to joining WebQuest Mr. Nikoley owned Desert Business Service a Las Vegas Public Accounting and tax service; he served as the President and CFO of Audiophile, Inc. a public company for which he completed a number of mergers and acquisitions. Mr. Nikoley was previously a partner of Delotte Haskins & Sells were he was a senior audit supervisor with a staff of 45 senior and junior auditors. He was responsible for the audits of over 200 small business and 100 health care clients.

EXECUTIVE COMPENSATION

There are no employment contracts or non-cash compensation plans in place at this time. Mr. Anthony and Mr. Nikoley each received 500,000 stock options that entitle the holder to purchase one share of the Company's common stock for each option held at an exercise price of $.30 per share for a period of three years from the date of issue.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf   by   the
undersigned thereunto duly authorized.


                              WEBQUEST INTERNATIONAL, INC.
                              (Registrant)



Dated: October 25, 2001       By:/s/ Robert Nikoley
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                                     Robert Niloley
                                     Chief Financial Officer



EXHIBITS

Exhibit 99.01 Minutes of the Board of Directors of WebQuest International, Inc. dated September 14, 2001.